SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2003

WILSON BANK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Tennessee	0-20402	62-1497076

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

623 West Main Street
Lebanon, Tennessee	37087

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 444-2265

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURES

Item 9. Regulation FD Disclosure.

On September 28, 2003, the Board of Directors of Wilson Bank Holding Company declared a two-for-one stock split in the form of a 100% stock dividend, payable on October 30, 2003 to shareholders of record on October 1, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY

Date: October 1, 2003	By:	/s/ Randall Clemons Randall Clemons President and Chief Executive Officer